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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in EMEA and APAC, as applicable, excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. 2

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Table of Contents • Solutions Integrator Strategy • Solutions at Work • Employer Awards • Partner and Industry Recognitions • Third Quarter 2026 Highlights and Performance • 2026 Outlook • Appendix 3

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Secure, Integrated Solutions We help our clients implement high-quality, scalable solutions from the cloud to the edge — quickly and safely End-to-end Capabilities We architect, build, and optimize modern technology platforms designed to meet our clients' unique needs Technology Expertise With 38 years as an industry leader, our deep understanding of hardware, devices, and software helps future-proof our clients' organizations Deep Partner Network Our global partnerships provide our clients access to influential industry leaders and right-fit IT solutions 4 Our experts solve our clients’ technology challenges by combining the right hardware, software, and services Our strategy is to become the leading Solutions Integrator for the Age of AI

CLIENT STORY

Using OpenAI to Save ~$20M in Insurance Premiums

1 Challenge

- **Standardize root cause analysis** across manual, inconsistent investigation processes
- **Strengthen investigation rigor** and produce more evidence-based, defensible findings
- **Reduce reliance on senior facilitators** while maintaining quality across experience levels

2 Solution

- **Conversational Five Whys framework** guides investigators through structured root cause analysis and multiple causal paths
- **AI-powered root cause analysis engine** proposes causal factors with supporting evidence for investigator review and confirmation
- **Integration-ready foundation** designed to connect with existing incident management systems and enterprise workflows

3 Outcomes

- **More consistent investigation rigor** across experience and role levels
- **~$20M annual premium advantage potentially protected** by helping safeguard the client's strong safety record and reduce EMR recalculation risk
- **$56K+ in estimated annual labor savings** through faster, more efficient investigationsThree-year recurring revenue from a differentiated managed security offering

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CLIENT STORY

Scaling Security Innovation to Support Patient Care

1 Challenge

- **Consolidate multiple cybersecurity tools and services** under a unified managed program
- **Replace an incumbent security provider** with broader, Microsoft-aligned capabilities
- **Maximize existing Microsoft E5 investments** and increase adoption of included security technologies

2 Solution

- **Insight Managed Exposure Defense** spanning Managed XDR, CTEM, CPEN and Patch Defense
- **Consolidated managed security program** aligned to client's Microsoft environment
- **Microsoft-supported engagement** partially funded through the Microsoft Commerce Incentive program
- **Rapidly developed offering** brought to the client through Insight's first multi-module IMED deployment

3 Outcomes

- **Three-year recurring revenue** from a differentiated managed security offering
- **Four security capabilities consolidated** within one integrated program
- **Expanded utilization of Microsoft E5** security technologies and licensing investments
- **First multi-module IMED deployment,** creating a repeatable proof point for future competitive takeout opportunities

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. 7 Challenge Solution Outcomes • RapidAI engagement moving from discovery to a functioning prototype in just 10 days • AI-powered HR assistant designed to identify employee needs and route requests intelligently • Natural-language experiences and guided workflows embedded within the existing employee application • Feasibility assessments and implementation roadmap supporting future investment decisions • 10 days from concept to working prototype • 50,000 annual access requests evaluated for AI-enabled automation • Approximately 4,000 hours of authentication work identified for potential reduction • Global workforce use case spanning hundreds of thousands of employees • Clear roadmap for future AI investment and deployment • Support more than 400,000 employees across a highly distributed global workforce • Streamline access to HR, payroll, expenses and support services spread across multiple third-party platforms • Reduce approximately 50,000 annual access requests, including roughly 4,000 hours of authentication work, generated by employees without corporate email accounts Rapid Prototyping Accelerates AI Innovation for Global Logistics Leader CLIENT STORY

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Employer Awards 8 – 2026 World's Best Employers – 2025 America’s Best Employers for Women – 2025 America's Best Employers for Company Culture – 2025 America's Best Employers for Tech Workers – 2025 America's Best Employers by State – Best Employers in Arizona Disability Index World's Top Disability Employer Phoenix Business Journal No. 9 | 2026 Arizona-based Public Companies 2025 Healthiest Employers Award Finalist International Great Place to Work No. 35 |2026 Best Workplaces in Canada No. 12 | 2026 Best Workplaces in Italy 2026 Best Workplaces for Mental Wellness in Canada 2026 Best Workplaces™ in Technology in Canada 2026 Best Workplaces Led by Women Best Workplaces in Quebec 2026 Philippines Best Workplaces™ in IT-BPM CRN Magazine No. 21 | 2026 Solution Provider 500 Elite 150 | 2026 Managed Solution Provider 500 2026 Tech Elite 250 Finalist | Best of the Channel - Best AI Solution Provider TIME Magazine No. 883 | 2026 America's Best Companies FORBES 2026 World's Best Employers No. 36 in IT IDC IDC CIO Awards Canada 2026 Dialogue Top 20 in Canada's Healthiest Workplaces Canada's Top 100 Employers Montreal's Top Employers 2026

Top partner and industry recognitions

Google Cloud

- 2026 Partner of the Year for Global Workplace AI Transformation
- 2025 Partner of the Year for Google Workspace

Gartner

- 2026 Gartner Magic Quadrant for Software Asset Management Managed Services - Challenger
- 2026 Gartner Magic Quadrant for Public Cloud Optimization and Transformation Services - Niche Player
- 2026 Gartner Magic Quadrant for Public Cloud IT Transformation Services - Niche Player
- 2025 Gartner Magic Quadrant for Software Asset Management Managed Services - Niche Player
- 2025 Innovation Guide for Generative AI Consulting and Implementation Services - Emerging Leader

Everpure

- 2026 Fastest Growth Partner of the Year

hp

- 2026 Canada Services Partner of the Year
- 2025 Print Hardware Partner of the Year

servicenow

- 2026 ServiceNow Service Provider Rising Star Partner of the Year for the America

IDC MARKETSCAPE

- IDC MarketScape for Worldwide Cloud Professional Services in the AI Era 2026 - Major Player
- 2025 IDC MarketScape for Worldwide Software Asset Management Managed Services - Major Player
- 2025 IDC MarketScape for Device as a Service - Major Player
- 2025 IDC MarketScape for European Microsoft Azure Professional Services - Major Player

OpenAI

- 2026 Advanced Tier Partner

Barracuda Networks | 2026 National Partner of the Year

GitHub | 2026 GitHub AMER Services and Channel Partner of the Year Award

Logitech | 2026 Marketing Excellence Partner of the Year

Paloalto | 2026 North America Growth Partner of the Year

HPE | 2026 and 2025 Financial Services Partner of the Year for North America

Dell | Data Center Excellence Award (2026)

Nitro | 2025 Reseller of the Year

Ericsson | 2025 Public Sector Partner of the Year

Cisco | 2025 USA West Area SMB Partner of the Year | 2025 SMB and Mid-Market Partner of the Year for the Americas | 2025 Canada SMB Partner of the Year

Zebra | 2025 Innovative Strategic Alignment NSP Partner of the Year

HPI | UK Education Customer Acquisition Partner of the Year

Intel | U.S. Data Center Partner of the Year

Databricks | Insight earned top-tier status as an Elite Consulting Partner

Veeam | 2025 Value Added Reseller (VAR) of the Year

Apple | 2025 Top Retention Partner of the Year - Singapore

Ericsson | 2025 Public Sector Partner of the Year

ISACA | Appraises Insight Public Sector at Level 3 of its Capability Maturity Model Integration in 2025

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Q3 2026 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures NET SALES $2.4B +22% YoY GROSS PROFIT $523M +20% YoY MARGINS GROSS MARGIN 21.4% -30 bps EFO MARGIN 2.8% -180 bps ADJUSTED EFO* MARGIN 6.8% Flat EARNINGS CLOUD GROSS PROFIT XD $164M +26% YoY INSIGHT CORE SERVICES GROSS PROFIT $95M +21% YoY EARNINGS FROM OPERATIONS EARNINGS FROM OPERATIONS X $69M -26% YoY DILUTED EARNINGS PER SHARE X $0.74 -54% YoY NET EARNINGS NET EARNINGS $22M -57% YoY ADJUSTED EARNINGS FROM OPERATIONS* $167M +23% YoY ADJUSTED DILUTED EARNINGS PER SHARE* $3.59 +34% YoY ADJUSTED EBITDA* $177M +22% YoY OPERATING CASH FLOWS NET CASH FROM OPERATIONS X $128M SERVICE DELIVERY SCALE HEADCOUNT Skilled, certified consulting and service delivery professionals 6600+ 10

YTD Q3 2026 Performance

(Changes against prior year period)

NET SALES

$7.0B

+12% YoY

GROSS PROFIT

$1.5B

+17% YoY

CLOUD GROSS PROFIT

$473M

+33% YoY

INSIGHT CORE SERVICES GROSS PROFIT

$276M

+20% YoY

MARGINS

GROSS MARGIN

21.6%

+90 bps

EFO MARGIN

3.9%

Flat

ADJUSTED EFO* MARGIN

7.0%

+80 bps

OPERATING CASH FLOWS

NET CASH FROM OPERATIONS

$149M

EARNINGS

EARNINGS FROM OPERATIONS

$271M

+13% YoY

DILUTED EARNINGS PER SHARE

$4.28

+33% YoY

NET EARNINGS

$130M

+23% YoY

ADJUSTED EARNINGS FROM OPERATIONS*

$489M

+27% YoY

ADJUSTED DILUTED EARNINGS PER SHARE*

$10.32

+35% YoY

ADJUSTED EBITDA*

$520M

+26% YoY

Insight.

* See Appendix for reconciliation of non-GAAP measures

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11

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Assumptions: As of November 5, 2026 Gross profit growth 12.5% - 14.0% Gross margin approximately 21.5% Adjusted diluted EPS* $13.55 - $13.75 Interest and other expenses approximately $95 million Effective tax rate approximately 25.5% Capital expenditures $20 - $30 million Average share count approximately 30 million Other Exclusions and Assumptions: • Excludes acquisition-related intangibles amortization expense of approximately $83.4 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment, whether due to tariffs or otherwise * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted diluted earnings per share excludes severance and restructuring expense, non-cash stock-based compensation expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP adjusted diluted earnings per share for the full year 2026 forecast. Full Year 2026 Outlook 12

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Appendix 13

NET SALES

$2.4B +22% YoY



$2.0B
$2.0B
$2.1B
$2.4B
$2.4B
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26

Trailing twelve months

$9.0B* +9% YoY



$8.4B
$8.3B
$8.2B
$8.3B
$8.6B
$9.0B
Q2-25
Q3-25
2025
Q1-26
Q2-26
Q3-26

GROSS PROFIT

$523M +20% YoY



21.7%
23.4%
21.7%
21.7%
21.4%
Gross Margin
$434M
$478M
$462M
$522M
$523M
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26

Trailing twelve months

$2.0B* +15% YoY



20.6%
20.8%
21.4%
22.0%
22.1%
22.0%
$1.7B
$1.7B
$1.8B
$1.8B
$1.9B
$2.0B
Q2-25
Q3-25
2025
Q1-26
Q2-26
Q3-26

* For the twelve months ended September 30, 2026

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SERVICES NET SALES

Trailing twelve months

$512M +20% YoY


$426M
$468M
$461M
$514M
$512M
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26

$2.0B* +17% YoY


$1,657M
$1,669M
$1,716M
$1,782M
$1,870M
$1,955M
Q2-25
Q3-25
2025
Q1-26
Q2-26
Q3-26

SERVICES GROSS PROFIT

Trailing twelve months

$322M +23% YoY


Gross Margin
61%
63%
61%
64%
63%
$262M
$297M
$283M
$328M
$322M
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26

$1.2B* +23% YoY


60%
60%
61%
62%
63%
63%
$987M
$1,004M
$1,047M
$1,099M
$1,170M
$1,230M
Q2-25
Q3-25
2025
Q1-26
Q2-26
Q3-26

* For the twelve months ended September 30, 2026

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. INSIGHT CORE SERVICES GROSS PROFIT CLOUD GROSS PROFIT * For the twelve months ended September 30, 2026 Note: Insight Core services is defined as services Insight delivers and manages Trailing twelve months Trailing twelve months $79M $90M $86M $95M $95M Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 32.3% 34.6% 32.7% 33.7% 33.5% $95M +21% YoY Gross Margin $310M $308M $320M $334M $350M $367M Q2-25 Q3-25 2025 Q1-26 Q2-26 Q3-26 31.6% 31.6% 32.4% 32.9% 33.4% 33.6% $367M* +19% YoY $130M $138M $139M $171M $164M Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $473M $481M $495M $531M $578M $612M Q2-25 Q3-25 2025 Q1-26 Q2-26 Q3-26 $164M +26% YoY $612M* +27% YoY 16

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. EARNINGS FROM OPERATIONS ADJUSTED EARNINGS FROM OPERATIONS** * For the twelve months ended September 30, 2026 ** See Appendix for reconciliation of non-GAAP measures. Prior period adjusted information has been recast to conform to the current period presentation Trailing twelve months Trailing twelve months $93M $95M $72M $131M $69M Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $304M $304M $335M $347M $391M $367M Q2-25 Q3-25 2025 Q1-26 Q2-26 Q3-26 $69M -26% YoY $367M* +20% YoY $135M $153M $141M $181M $167M Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $167M +23% YoY $516M $522M $538M $568M $610M $642M Q2-25 Q3-25 2025 Q1-26 Q2-26 Q3-26 $642M* +23% YoY 17

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. DILUTED EARNINGS PER SHARE ADJUSTED DILUTED EARNINGS PER SHARE** * For the twelve months ended September 30, 2026 ** See Appendix for reconciliation of non-GAAP measures. Prior period adjusted information has been recast to conform to the current period presentation Trailing twelve months Trailing twelve months $1.62 $1.67 $0.97 $2.57 $0.74 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $4.21 $4.20 $4.86 $5.73 $6.81 $5.96 Q2-25 Q3-25 2025 Q1-26 Q2-26 Q3-26 $2.67 $3.15 $2.88 $3.86 $3.59 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $10.22 $10.48 $10.75 $11.37 $12.53 $13.47 Q2-25 Q3-25 2025 Q1-26 Q2-26 Q3-26 $0.74 -54% YoY $5.96* +42% YoY $3.59 +34% YoY $13.47* +29% YoY 18

Consolidated IEI Financial Metrics

Three Months Ended	Q3-25	Q4-25	Q1-26	Q2-26	Q3-26
Net Sales YoY	(4)%	(1)%	1%	15%	22%
Gross Margin	21.7%	23.4%	21.7%	21.7%	21.4%
GAAP EFO	$93.1M	$95.2M	$71.7M	$131.0M	$68.7M
GAAP EFO YoY	—%	47%	19%	51%	(26)%
GAAP EFO Margin	4.6%	4.6%	3.4%	5.5%	2.8%
Adjusted EFO*	$135.3M	$153.2M	$141.1M	$180.6M	$166.9M
Adjusted EFO* YoY	5%	12%	27%	31%	23%
Adjusted EFO* Margin	6.8%	7.5%	6.6%	7.5%	6.8%
GAAP Diluted EPS	$1.62	$1.67	$0.97	$2.57	$0.74
GAAP Diluted EPS YoY	7%	69%	341%	76%	(54)%
Adjusted Diluted EPS*	$2.67	$3.15	$2.88	$3.86	$3.59
Adjusted Diluted EPS* YoY	11%	11%	26%	44%	34%

Twelve Months Ended	Q2-25	Q3-25	2025	Q1-26	Q2-26	Q3-26
Net Sales YoY	(8)%	(7)%	(5)%	(2)%	3%	9%
Gross Margin	20.6%	20.8%	21.4%	22.0%	22.1%	22.0%
GAAP EFO	$304.2M	$304.4M	$334.9M	$346.5M	$390.9M	$366.6M
GAAP EFO YoY	(33)%	(33)%	(14)%	(1)%	29%	20%
GAAP EFO Margin	3.6%	3.7%	4.1%	4.2%	4.6%	4.1%
Adjusted EFO*	$515.8M	$521.7M	$537.7M	$567.7M	$610.3M	$641.9M
Adjusted EFO* YoY	(6)%	(5)%	—%	10%	18%	23%
Adjusted EFO* Margin	6.2%	6.3%	6.5%	6.9%	7.1%	7.1%
GAAP Diluted EPS	$4.21	$4.20	$4.86	$5.73	$6.81	$5.96
GAAP Diluted EPS YoY	(48)%	(47)%	(26)%	12%	62%	42%
Adjusted Diluted EPS*	$10.22	$10.48	$10.75	$11.37	$12.53	$13.47
Adjusted Diluted EPS* YoY	(5)%	(1)%	3%	11%	23%	29%

* See Appendix for reconciliation of non-GAAP measures

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Services Financial Metrics

Three Months Ended	Q3-25	Q4-25	Q1-26	Q2-26	Q3-26
Services Revenue	$426M	$468M	$461M	$514M	$512M
Services Revenue YoY	3%	11%	17%	21%	20%
Services Gross Profit	$262M	$297M	$283M	$328M	$322M
Insight Core Services Gross Profit	$79M	$90M	$86M	$95M	$95M
Agent Services* Gross Profit	$183M	$206M	$197M	$234M	$227M
Services Gross Profit YoY	7%	17%	23%	27%	23%
Insight Core Services Gross Profit YoY	(3%)	16%	19%	21%	21%
Agent Services* Gross Profit YoY	12%	17%	25%	30%	24%
Services Gross Margin	61%	63%	61%	64%	63%
Insight Core Services Gross Margin	32%	35%	33%	34%	33%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

Twelve Months Ended	Q2-25	Q3-25	2025	Q1-26	Q2-26	Q3-26
Services Revenue	$1,657M	$1,669M	$1,716M	$1,782M	$1,870M	$1,955M
Services Revenue YoY	1%	—%	2%	7%	13%	17%
Services Gross Profit	$987M	$1,004M	$1,047M	$1,099M	$1,170M	$1,230M
Insight Core Services Gross Profit	$310M	$308M	$320M	$334M	$350M	$367M
Agent Services* Gross Profit	$677M	$696M	$726M	$765M	$820M	$864M
Services Gross Profit YoY	1%	—%	4%	11%	19%	23%
Insight Core Services Gross Profit YoY	4%	—%	2%	7%	13%	19%
Agent Services* Gross Profit YoY	—%	—%	4%	13%	21%	24%
Services Gross Margin	60%	60%	61%	62%	63%	63%
Insight Core Services Gross Margin	32%	32%	32%	33%	33%	34%
Agent Services* Gross Margin	100%	100%	100%	100%	100%	100%

* Represents agent services other than those included in Insight Core services

Note 1: Insight Core services is defined as services Insight delivers and manages
Note 2: Numbers may not foot due to immaterial rounding

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation Three Months Ended September 30, 2026 North America EMEA APAC Net Sales $2.0B $338.0M $120.0M Net Sales YoY** 22% 7% 93% Gross Profit $393.6M $90.5M $39.0M Gross Profit YoY** 15% 23% 109% Gross Margin 19.8% 26.8% 32.5% Gross Margin YoY -130 bps 360 bps 240 bps GAAP EFO $84.1M $6.9M -$22.3M GAAP EFO YoY** 1% 55% (541%) Adjusted EFO* $132.0M $18.4M $16.5M Adjusted EFO* YoY** 13% 53% 148% GEO Financial Metrics 21 Nine Months Ended September 30, 2026 North America EMEA APAC $5.6B $1.1B $278.0M 12% 4% 46% $1.1B $270.8M $91.5M 14% 15% 68% 20.4% 24.9% 32.9% 40 bps 230 bps 420 bps $262.9M $23.0M -$14.5M 29% 13% (188%) $403.5M $53.8M $31.5M 26% 16% 65%

Adjusted EBITDA and Debt Covenants

US Dollars in $000s	Twelve Months Ended September 30, 2026	2025
Adjusted Consolidated EBITDA:		
Net earnings	$ 181,693	$ 142,405
Interest expense	105,167	84,379
Taxes	90,345	63,680
Depreciation and amortization of property and equipment	30,328	29,260
Amortization of intangible assets	83,909	74,491
Change in fair value of earnout liabilities	70,313	41,964
Net loss on revaluation of warrant settlement liabilities	—	25,069
Transformation costs	19,165	16,592
Impairment loss, net on a long lived real estate asset held for sale	1,753	12,588
Severance and restructuring expenses, net	59,250	31,788
Acquisition and integration related expenses	984	3,592
Stock-based compensation expense	38,052	34,520
Other*	1,931	1,785
Adjusted consolidated EBITDA	$ 682,890	$ 562,113
Net earnings as a % of net sales	2.0%	1.7%
Adjusted consolidated EBITDA margin	7.6%	6.8%
Less: Capital expenditures	(27,981)	(31,962)
Adjusted consolidated EBITDA for FCCR Ratio	$ 654,909	$ 530,151
Taxes and interest**	$ 184,133	$ 138,297
Fixed Charge Coverage Ratio	3.6	3.8

* Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million and $0.6 million for the twelve months ended September 30, 2026 and 2025, respectively. Net expenses related to third-party data center service outages were $1.2 million for the twelve months ended September 30, 2025 with no comparable activity in the twelve months ended September 30, 2026.

** Tax expense plus interest expense less non-cash imputed interest under the Company's inventory financing facilities

Fixed Charge Coverage



$654,909
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$—
3.56x
$184,133
EBITDA-Dividends-CAPEX
Fixed Charges

Total Leverage Ratio



$1,498,886
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$—
2.19x
$682,890
Consolidated Funded Indebtedness
Adjusted Consolidated EBITDA

Net Leverage Ratio



$1,498,886
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$—
1.61x
$397,711
$682,890
Consolidated Funded Indebtedness
Cash and Cash Equivalents
Adjusted Consolidated EBITDA

Insight.

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22

Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 68,691	$ 93,067	$ 92,851	$ 271,340	$ 239,702
Amortization of intangible assets	20,931	18,678	18,702	63,035	55,894
Change in fair value of earnout liabilities	38,595	3,800	(6,442)	64,174	19,164
Transformation costs	952	2,929	5,068	17,286	11,204
Impairment loss on a long-lived real estate asset	(280)	—	—	1,753	12,588
Severance and restructuring expenses, net	25,660	5,390	8,543	37,940	15,821
Acquisition and integration related expenses	233	2,831	695	499	3,082
Stock-based compensation expense	11,768	8,856	9,316	31,079	26,765
Other**	391	(247)	700	1,614	308
Adjusted non-GAAP consolidated EFO	$ 166,941	$ 135,304	$ 129,433	$ 488,720	$ 384,528
GAAP EFO as a percentage of net sales	2.8%	4.6%	4.4%	3.9%	3.9%
Adjusted non-GAAP EFO as a percentage of net sales	6.8%	6.8%	6.2%	7.0%	6.2%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable.

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related net recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for either the three or nine months ended September 30, 2026. Certain third-party data center service outage related net recoveries were immaterial amounts for the three months ended September 30, 2024.

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23

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 22,161	$ 50,947	$ 58,208	$ 129,739	$ 105,393
Amortization of intangible assets	20,931	18,678	18,702	63,035	55,894
Change in fair value of earnout liabilities	38,595	3,800	(6,442)	64,174	19,164
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	25,069
Transformation costs	952	2,929	5,068	17,286	11,204
Impairment loss on a long-lived real estate asset	(280)	—	—	1,753	12,588
Severance and restructuring expenses	25,660	5,390	8,543	37,940	15,821
Acquisition and integration expenses	233	2,831	695	499	3,082
Stock-based compensation expense	11,768	8,856	9,316	31,079	26,765
Other**	391	(247)	700	1,614	308
Income taxes on non-GAAP adjustments	(13,128)	(9,123)	(10,366)	(34,512)	(30,059)
Adjusted non-GAAP consolidated net earnings	$ 107,283	$ 84,061	$ 84,424	$ 312,607	$ 245,229

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable.

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related net recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for both the three and nine months ended September 30, 2026. Certain third-party data center service outage related net recoveries were immaterial amounts for the three months ended September 30, 2024.

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24

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 0.74	$ 1.62	$ 1.52	$ 4.28	$ 3.22
Amortization of intangible assets	0.70	0.59	0.49	2.08	1.71
Change in fair value of earnout liabilities	1.29	0.12	(0.17)	2.12	0.58
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	0.76
Transformation costs	0.03	0.09	0.13	0.57	0.34
Impairment loss on a long-lived real estate asset	(0.01)	—	—	0.06	0.38
Severance and restructuring expenses	0.86	0.17	0.22	1.25	0.48
Acquisition and integration expenses	0.01	0.09	0.02	0.02	0.09
Stock-based compensation expense	0.39	0.28	0.24	1.03	0.82
Other**	0.02	—	0.02	0.05	0.01
Income taxes on non-GAAP adjustments	(0.44)	(0.29)	(0.27)	(1.14)	(0.92)
Impact of benefit from note hedge	—	—	0.21	—	0.15
Adjusted non-GAAP diluted EPS	$ 3.59	$ 2.67	$ 2.41	$ 10.32	$ 7.62
Shares used in diluted EPS calculation	29,844	31,536	38,331	30,291	32,780
Impact of benefit from note hedge	—	—	(3,258)	—	(577)
Shares used in Adjusted non-GAAP diluted EPS calculation	29,844	31,536	35,073	30,291	32,203

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company's average stock price for the period was in excess of $68.32, which was the initial conversion price of our previously outstanding convertible senior notes, which matured in February 2025, as applicable.

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related net recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for either the three or nine months ended September 30, 2026. Certain third-party data center service outage related net recoveries were immaterial amounts for the three months ended September 30, 2024.

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25

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Adjusted North America Earnings from Operations:				
GAAP EFO from North America segment	$ 84,123	$ 83,631	$ 262,904	$ 203,143
Amortization of intangible assets	18,635	16,806	55,933	50,427
Change in fair value of earnout liabilities	1,720	3,800	22,800	15,701
Transformation costs	(640)	908	9,028	6,696
Impairment loss on a long-lived real estate asset	(280)	—	1,753	12,588
Severance and restructuring expenses	18,219	3,069	24,908	8,734
Acquisition and integration expenses	21	1,898	210	2,144
Stock-based compensation expense	9,820	6,847	24,312	20,788
Other**	391	(247)	1,614	308
Adjusted non-GAAP EFO from North America segment	$ 132,009	$ 116,712	$ 403,462	$ 320,529
Adjusted EMEA Earnings from Operations:				
GAAP EFO from EMEA segment	$ 6,870	$ 4,487	$ 22,964	$ 20,654
Amortization of intangible assets	1,711	1,872	5,327	5,467
Change in fair value of earnout liabilities	—	—	—	3,463
Transformation costs	1,428	2,021	8,062	4,508
Severance and restructuring expenses	7,124	2,146	12,274	6,802
Acquisition and integration expenses	—	—	(16)	—
Stock-based compensation expense	1,304	1,627	5,170	4,849
Adjusted non-GAAP EFO from EMEA segment	$ 18,437	$ 12,153	$ 53,781	$ 45,743

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable.

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related net recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for either the three or nine months ended September 30, 2026.

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26

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended September 30, Nine Months Ended September 30, US Dollars in $000s 2026 2025 2026 2025 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ (22,302) $ 4,949 $ (14,528) $ 15,905 Amortization of intangible assets 585 — 1,775 — Change in fair value of earnout liabilities 36,875 — 41,374 — Transformation costs 164 — 196 — Severance and restructuring expenses 317 175 758 285 Acquisition and integration expenses 212 933 305 938 Stock-based compensation expense 644 382 1,597 1,128 Adjusted non-GAAP EFO from APAC segment $ 16,495 $ 6,439 $ 31,477 $ 18,256 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 27

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Adjusted Consolidated EBITDA:				
GAAP consolidated net earnings	$ 22,161	$ 50,947	$ 129,739	$ 105,393
Interest expense	27,264	25,387	79,461	67,419
Income tax expense	22,081	19,711	70,314	48,441
Depreciation and amortization of property and equipment	7,624	7,582	22,853	22,077
Amortization of intangible assets	20,931	18,678	63,035	55,894
Change in fair value of earnout liabilities	38,595	3,800	64,174	19,164
Net loss on revaluation of warrant settlement liability	—	—	—	25,069
Transformation costs	952	2,929	17,286	11,204
Impairment loss, net on a long lived real estate asset held for sale	(280)	—	1,753	12,588
Severance and restructuring expenses, net	25,660	5,390	37,940	15,821
Acquisition and integration related expenses	233	2,831	499	3,082
Stock-based compensation expense	11,768	8,856	31,079	26,765
Other**	391	(247)	1,614	308
Adjusted non-GAAP EBITDA	$ 177,380	$ 145,864	$ 519,747	$ 413,225
Net earnings as a % of net sales	0.9%	2.5%	1.9%	1.7%
Adjusted non-GAAP EBITDA margin	7.3%	7.3%	7.5%	6.7%

* Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs (viii) certain acquisition and integration related expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) impairment losses on long lived real estate assets held for sale, (xii) stock-based compensation expense and (xiii) certain third-party data center service outage related expenses and recoveries, as applicable.

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related net recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for either the three or nine months ended September 30, 2026.

*** As a percentage of IEI net sales.

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28

Reconciliation of GAAP to Non-GAAP Financial Measures *(continued)*

US Dollars in $000s	Twelve Months Ended September 30, 2026		Twelve Months Ended September 30, 2025	
Adjusted Return on Invested Capital:				
GAAP consolidated EFO	$	366,561	$	304,376
Amortization of intangible assets		83,909		74,491
Change in fair value of earnout liabilities		70,313		41,964
Transformation costs		19,165		16,592
Impairment loss on a long-lived real estate asset		1,753		12,588
Severance and restructuring expenses		59,250		31,788
Acquisition and integration expenses		984		3,592
Stock-based compensation expense		38,052		34,520
Other[5]		1,931		1,785
Adjusted non-GAAP consolidated EFO	$	641,918	$	521,696
Income tax expense[1]		166,899		135,641
Adjusted non-GAAP consolidated EFO, net of tax	$	475,019	$	386,055
Average stockholders' equity[2]	$	1,601,051	$	1,662,814
Average debt[2]		1,439,397		1,125,950
Average cash[2]		(421,371)		(350,937)
Invested Capital	$	2,619,077	$	2,437,827
Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]		10.4%		9.2%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]		18.1%		15.8%

[1] Assumed tax rate of 26.0%
[2] Average of previous five quarters
[3] Computed as GAAP consolidated EFO, net of tax of $95,306 and $79,138 for the twelve months ended September 30, 2026 and 2025, respectively, divided by invested capital
[4] Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital
[5] Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million and $0.6 million for the twelve months ended September 30, 2026 and 2025, respectively. Net expenses related to third-party data center service outages were $1.2 million for the twelve months ended September 30, 2025 with no comparable activity for the twelve months ended September 30, 2026.

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29

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended September 30, Nine Months Ended September 30, US Dollars in $000s 2026 2025 2026 2025 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 428,619 $ 332,907 $ 1,197,177 $ 1,024,394 Less: Change in fair value of earnout liabilities 38,595 3,800 64,174 19,164 Amortization of intangible assets 20,931 18,678 63,035 55,894 Transformation costs 952 2,929 17,286 11,204 Impairment loss on a long lived real estate asset held for sale (280) — 1,753 12,588 Stock-based compensation expense 11,768 8,856 31,079 26,765 Other** 391 (247) 1,614 308 Adjusted non-GAAP selling and administrative expenses $ 356,262 $ 298,891 $ 1,018,236 $ 898,471 GAAP selling and administrative expenses*** 17.6% 16.7% 17.2% 16.5 % Adjusted non-GAAP selling and administrative expenses*** 14.6% 14.9% 14.6% 14.5% $ 6,968,993 $ 6,198,883 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, impairment losses, net on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. ** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.4 million and $1.6 million for the three and nine months ended September 30, 2026, respectively, compared to $0.4 million and $0.5 million for the three and nine months ended September 30, 2025. Certain third-party data center service outage related net recoveries were $0.6 million and $0.2 million for the three and nine months ended September 30, 2025 with no comparable activity for either the three or nine months ended September 30, 2026. *** As a percentage of IEI net sales. Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 30

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Twelve Months Ended September 30, US Dollars in $000s 2026 Adjusted Free Cash Flow: Net cash provided by operating activities $ 302,319 Less: Purchases of property and equipment 27,981 Adjusted non-GAAP free cash flow** $ 274,338 Net cash used in investing activities $ (304,999) Net cash provided by financing activities $ (141,532) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 181,693 Amortization of intangible assets 83,909 Change in fair value of earnout liabilities 70,313 Transformation costs 19,165 Impairment loss on a long-lived real estate asset 1,753 Severance and restructuring expenses 59,250 Acquisition and integration expenses 984 Stock-based compensation expense 38,052 Other*** 1,931 Income taxes on non-GAAP adjustments (46,609) Adjusted non-GAAP consolidated net earnings $ 410,441 Net cash provided by operating activities as % net earnings 166 % Adjusted free cash flow as % of adjusted net earnings 67% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. ** Adjusted non-GAAP free cash flow is defined as cash flow from operations minus capital expenditures. *** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million for the twelve months ended September 30, 2026. There were no net expenses or recoveries related to third-party data center service outages activity for the twelve months ended September 30, 2026. Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 31

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 95,221	$ 64,674	$ 71,682	$ 60,103	$ 130,967	$ 86,532
Amortization of intangible assets	20,874	18,597	21,059	18,548	21,045	18,668
Change in fair value of earnout liabilities	6,139	22,800	25,293	15,200	286	164
Transformation costs	1,879	5,388	6,504	1,270	9,830	7,005
Impairment loss on a long-lived real estate asset	—	—	1,369	—	664	12,588
Severance and restructuring expenses	21,310	15,967	6,485	7,026	5,795	3,405
Acquisition and integration expenses	485	510	1	175	265	76
Stock-based compensation expense	6,973	7,755	8,197	8,847	11,114	9,062
Other	317	1,477	558	30	665	525
Adjusted non-GAAP consolidated EFO	$ 153,198	$ 137,168	$ 141,148	$ 111,199	$ 180,631	$ 138,025
GAAP EFO as a percentage of net sales	4.6%	3.1%	3.4%	2.9%	5.5%	4.1%
Adjusted non-GAAP EFO as a percentage of net sales	7.5%	6.6%	6.6%	5.3%	7.5%	6.6%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable.

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32

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 51,954	$ 37,012	$ 30,009	$ 7,514	$ 77,569	$ 46,932
Amortization of intangible assets	20,874	18,597	21,059	18,548	21,045	18,668
Change in fair value of earnout liabilities	6,139	22,800	25,293	15,200	286	164
Net loss on revaluation of warrant settlement liabilities	—	—	—	25,069	—	—
Transformation costs	1,879	5,388	6,504	1,270	9,830	7,005
Impairment loss on a long-lived real estate asset	—	—	1,369	—	664	12,588
Severance and restructuring expenses	21,310	15,967	6,485	7,026	5,795	3,405
Acquisition and integration expenses	485	510	1	175	265	76
Stock-based compensation expense	6,973	7,755	8,197	8,847	11,114	9,062
Other	317	1,477	558	30	665	525
Income taxes on non-GAAP adjustments	(12,097)	(11,963)	(10,551)	(8,555)	(10,833)	(12,381)
Adjusted non-GAAP consolidated net earnings	$ 97,834	$ 97,543	$ 88,924	$ 75,124	$ 116,400	$ 86,044

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable.

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33

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 1.67	$ 0.99	$ 0.97	$ 0.22	$ 2.57	$ 1.46
Amortization of intangible assets	0.67	0.50	0.68	0.53	0.70	0.58
Change in fair value of earnout liabilities	0.20	0.61	0.82	0.44	0.01	0.01
Net loss on revaluation of warrant settlement liabilities	—	—	—	0.72	—	—
Transformation costs	0.06	0.14	0.21	0.04	0.33	0.22
Impairment loss on a long-lived real estate asset	—	—	0.04	—	0.02	0.39
Severance and restructuring expenses	0.68	0.43	0.21	0.20	0.19	0.11
Acquisition and integration expenses	0.02	0.01	—	0.01	0.01	—
Stock-based compensation expense	0.22	0.21	0.27	0.26	0.37	0.28
Other	0.02	0.05	0.02	—	0.02	0.02
Income taxes on non-GAAP adjustments	(0.39)	(0.32)	(0.34)	(0.25)	(0.36)	(0.39)
Impact of benefit from note hedge	—	0.23	—	0.11	—	—
Adjusted non-GAAP diluted EPS	$ 3.15	$ 2.85	$ 2.88	$ 2.28	$ 3.86	$ 2.68
Shares used in diluted EPS calculation	31,046	37,212	30,856	34,683	30,174	32,121
Impact of benefit from note hedge	—	(3,011)	—	(1,731)	—	—
Shares used in Adjusted non-GAAP diluted EPS calculation	31,046	34,201	30,856	32,952	30,174	32,121

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company's average stock price for the period was in excess of $68.32, which was the initial conversion price of our previously outstanding convertible senior notes, which matured in February 2025, as applicable.

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34

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25	TTM Q2-25	TTM Q3-25	2025	TTM Q1-26	TTM Q2-26	TTM Q3-26
Adjusted Consolidated Earnings from Operations:										
GAAP consolidated EFO	$ 454,782	$ 455,771	$ 388,584	$ 348,701	$ 304,160	$ 304,376	$ 334,923	$ 346,502	$ 390,937	$ 366,561
Amortization of intangible assets	51,918	61,972	69,581	73,204	74,515	74,491	76,768	79,279	81,656	83,909
Change in fair value of earnout liabilities	(24,207)	(30,649)	(7,849)	6,410	31,722	41,964	25,303	35,396	35,518	70,313
Stock-based compensation expense	29,188	28,956	33,971	34,775	34,980	34,520	33,738	33,088	35,140	38,052
Other	38,811	34,537	52,056	54,659	70,448	66,345	66,994	73,410	67,030	83,083
Adjusted non-GAAP consolidated EFO	$ 550,492	$ 550,587	$ 536,343	$ 517,749	$ 515,825	$ 521,696	$ 537,726	$ 567,675	$ 610,281	$ 641,918
GAAP EFO as a percentage of net sales	5.0%	5.1%	4.5%	4.1%	3.6%	3.7%	4.1%	4.2%	4.6%	4.1%
Adjusted non-GAAP EFO as a percentage of net sales	6.1%	6.2%	6.2%	6.1%	6.2%	6.3%	6.5%	6.9%	7.1%	7.1%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

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35

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25	TTM Q2-25	TTM Q3-25	2025	TTM Q1-26	TTM Q2-26	TTM Q3-26
Adjusted Consolidated Net Earnings:										
GAAP consolidated net earnings	$ 305,326	$ 303,287	$ 249,691	$ 190,178	$ 149,666	$ 142,405	$ 157,347	$ 179,842	$ 210,479	$ 181,693
Amortization of intangible assets	51,918	61,972	69,581	73,204	74,515	74,491	76,768	79,279	81,656	83,909
Change in fair value of earnout liabilities	(24,207)	(30,649)	(7,849)	6,410	31,722	41,964	25,303	35,396	35,518	70,313
Net loss on revaluation of warrant settlement liabilities	—	—	—	25,069	25,069	25,069	25,069	—	—	—
Stock-based compensation expense	29,188	28,956	33,971	34,775	34,980	34,520	33,738	33,088	35,140	38,052
Other	38,811	34,537	52,056	54,659	70,448	66,345	66,994	73,410	67,030	83,083
Income taxes on non-GAAP adjustments	(26,581)	(28,532)	(34,495)	(33,784)	(43,265)	(42,022)	(42,156)	(44,152)	(42,604)	(46,609)
Adjusted non-GAAP consolidated net earnings	$ 374,455	$ 369,571	$ 362,955	$ 350,511	$ 343,135	$ 342,772	$ 343,063	$ 356,863	$ 387,219	$ 410,441
Adjusted Diluted Earnings Per Share:										
GAAP diluted EPS	$ 8.05	$ 7.94	$ 6.55	$ 5.11	$ 4.21	$ 4.20	$ 4.86	$ 5.73	$ 6.81	$ 5.96
Amortization of intangible assets	1.37	1.62	1.82	1.97	2.09	2.20	2.37	2.53	2.64	2.75
Change in fair value of earnout liabilities	(0.64)	(0.80)	(0.21)	0.17	0.89	1.24	0.78	1.13	1.15	2.31
Net loss on revaluation of warrant settlement liabilities	—	—	—	0.67	0.70	0.74	0.78	—	—	—
Stock-based compensation expense	0.77	0.76	0.89	0.93	0.98	1.02	1.04	1.05	1.14	1.25
Other	1.03	0.90	1.37	1.47	1.98	1.96	2.07	2.34	2.17	2.73
Income taxes on non-GAAP adjustments	(0.70)	(0.75)	(0.90)	(0.91)	(1.22)	(1.24)	(1.30)	(1.41)	(1.38)	(1.53)
Impact of benefit from note hedge	0.86	0.88	0.87	0.79	0.59	0.36	0.15	—	—	—
Adjusted non-GAAP diluted EPS	$ 10.74	$ 10.55	$ 10.39	$ 10.20	$ 10.22	$ 10.48	$ 10.75	$ 11.37	$ 12.53	$ 13.47
Shares used in diluted EPS calculation	37,930	38,212	38,136	37,198	35,587	33,888	32,347	31,390	30,903	30,480
Impact of benefit from note hedge	(3,050)	(3,171)	(3,205)	(2,830)	(2,000)	(1,185)	(433)	—	—	—
Shares used in Adjusted non-GAAP diluted EPS calculation	34,880	35,041	34,931	34,368	33,587	32,703	31,914	31,390	30,903	30,480

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company's average stock price for the period was in excess of $68.32, which was the initial conversion price of our previously outstanding convertible senior notes, which matured in February 2025, as applicable.

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36

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Financial Results by Offering Category US Dollars in $000s Q3-24 Q4-24 FY 2024 Q1-25 Q2-25 Q3-25 Q4-25 FY 2025 Q1-26 Q2-26 Q3-26 Consolidated IEI by Offering Category: Net Sales: Hardware $ 1,137,518 $ 1,130,014 $ 4,574,900 $ 1,141,516 $ 1,191,031 $ 1,144,225 $ 1,153,345 $ 4,630,117 $ 1,220,217 $ 1,438,285 $ 1,507,160 Software 536,261 521,457 2,440,740 566,284 474,259 433,547 426,801 1,900,891 446,329 447,324 422,415 Total Products 1,673,779 1,651,471 7,015,640 1,707,800 1,665,290 1,577,772 1,580,146 6,531,008 1,666,546 1,885,609 1,929,575 Agent Services 175,605 188,475 745,512 169,907 191,051 192,299 216,773 770,030 208,707 241,872 236,687 Insight Delivered Services 238,502 232,719 940,546 225,849 235,141 233,774 251,378 946,142 252,733 272,016 275,248 Total Services 414,107 421,194 1,686,058 395,756 426,192 426,073 468,151 1,716,172 461,440 513,888 511,935 Total Net Sales $ 2,087,886 $ 2,072,665 $ 8,701,698 $ 2,103,556 $ 2,091,482 $ 2,003,845 $ 2,048,297 $ 8,247,180 $ 2,127,986 $ 2,399,497 $ 2,441,510 Cost of Goods Sold: Hardware $ 982,489 $ 978,207 $ 3,968,753 $ 994,519 $ 1,037,049 $ 996,360 $ 1,000,730 $ 4,028,658 $ 1,069,020 $ 1,268,903 $ 1,328,519 Software 503,782 487,483 2,291,062 537,307 443,728 408,961 397,669 1,787,665 418,624 423,337 400,029 Total Products 1,486,271 1,465,690 6,259,815 1,531,826 1,480,777 1,405,321 1,398,399 5,816,323 1,487,644 1,692,240 1,728,548 Total Services 169,530 167,337 675,867 165,253 168,378 164,329 171,470 669,430 178,191 185,655 189,759 Total Cost of Goods Sold $ 1,655,801 $ 1,633,027 $ 6,935,682 $ 1,697,079 $ 1,649,155 $ 1,569,650 $ 1,569,869 $ 6,485,753 $ 1,665,835 $ 1,877,895 $ 1,918,307 Gross Profit: Hardware $ 155,029 $ 151,807 $ 606,147 $ 146,997 $ 153,982 $ 147,865 $ 152,615 $ 601,459 $ 151,197 $ 169,382 $ 178,641 Software 32,479 33,974 149,678 28,977 30,531 24,586 29,132 113,226 27,705 23,987 22,386 Total Products 187,508 185,781 755,825 175,974 184,513 172,451 181,747 714,685 178,902 193,369 201,027 Total Services 244,577 253,857 1,010,191 230,503 257,814 261,744 296,681 1,046,742 283,249 328,233 322,176 Total Gross Profit $ 432,085 $ 439,638 $ 1,766,016 $ 406,477 $ 442,327 $ 434,195 $ 478,428 $ 1,761,427 $ 462,151 $ 521,602 $ 523,203 % of Total Net Sales: Hardware 54% 55% 53% 54% 57% 57% 56% 56% 57% 60% 62 % Software 26% 25% 28% 27% 23% 22% 21% 23% 21% 19% 17 % Total Products 80% 80% 81% 81% 80% 79% 77% 79% 78% 79% 79 % Agent Services 8% 9% 9% 8% 9% 10% 11% 9% 10% 10% 10 % Insight Delivered Services 11% 11% 11% 11% 11% 12% 12% 11% 12% 11% 11 % Total Services 20% 20% 19% 19% 20% 21% 23% 21% 22% 21% 21% % of Total Services Net Sales: Agent Services 42% 45% 44% 43% 45% 45% 46% 45% 45% 47% 46 % Insight Delivered Services 58% 55% 56% 57% 55% 55% 54% 55% 55% 53% 54 % Note: Numbers may not foot or cross foot due to immaterial rounding 37